EXHIBIT 32.1
CERTIFICATION
REQUIRED BY RULE 13a-14(b) OR
RULE 15d—14(b) AND 18 U.S.C. SECTION 1350
(AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
     I, James J. Mermis, as Chief Executive Officer of Superior Offshore International, Inc., (the “Company”), certify, pursuant to 18 U.S.C. §1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:
     (1) the accompanying Quarterly Report on Form 10-Q for the period ended September 30, 2007 (the “Report”), filed with the United States Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: November 19, 2007

/s/ James J. Mermis
James J. Mermis
Chief Executive Officer

This certification is furnished solely to comply with the requirements of Rule 13a-14(b) under the Securities Exchange Act of 1934 and 18 U.S.C. section 1350, is subject to the knowledge standard contained therein and shall not be deemed to be a part of the Report or “filed” for any purpose whatsoever.